THE RBB FUND TRUST

Twin Oak Enhanced Equity ETF (the “Fund”)

(CBOE BZX: TOEE)

Supplement dated September 1, 2026

to the Statutory Prospectus and Statement of Additional Information (“SAI”) dated December 15, 2025, as supplemented on January 22, 2026

This supplement serves as notification of the following changes effective as of September 1, 2026:

1.	The ticker symbol for the Fund has been changed. The new ticker symbol is as follows: TRSK.

2.	John Downing serves as portfolio manager of the Fund, joining Zachary Wainwright. Both portfolio managers retain equal decision-making authority in the day-to-day management of the Fund.

a.	The following replaces the section entitled Management – Portfolio Manager in the summary section of the Prospectus for the Fund:

Zachary Wainwright and John Downing are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Wainwright is the Chief Executive Officer of Twin Oak. Mr. Downing is the Chief Investment Officer of Twin Oak. Mr. Wainwright and Mr. Downing have served as portfolio managers of the Fund since its inception in 2026.

b.	The following replaces the first paragraph of the Prospectus section entitled “Management of the Funds – Portfolio Managers”:

Zachary Wainwright and Greg Stoner are jointly and primarily responsible for the day-to-day management of Twin Oak Enhanced Fixed Income ETF and Twin Oak Global Equity. Mr. Wainwright and John Downing are jointly and primarily responsible for the day-to-day management of Twin Oak Enhanced Equity ETF. Mr. Wainwright is primarily responsible for the day-to-day management of Twin Oak Strategic Solutions ETF and Twin Oak Hedged Opportunities ETF. Messrs. Wainwright, Stoner and Downing have served as portfolio managers of the respective Funds since each Fund’s inception.

c.	The following is added to the Prospectus section entitled “Management of the Funds – Portfolio Managers”:

Mr. Downing has served as Chief Investment Officer of Twin Oak since May 2026, after initially serving as a Senior Advisor to the firm. Prior to joining Twin Oak, Mr. Downing was a Managing Director at Simplify Asset Management from May 2022 to 2025. From 2015 to 2022, he served as Chief Investment Officer for RDC Capital Partners. From 2006 to 2015, Mr. Downing was a Portfolio Manager at Convexity Capital Management, and from 1998 to 2006, he served as an Analyst in emerging market fixed income at Harvard Management Company. Mr. Downing has earned his Bachelor of Arts Degree in Economic Theory and Political Science from Assumption College.

d.	As of July 31, 2026, Mr. Downing did not manage any other registered investment companies, pooled investment vehicles or any other accounts with respect to the SAI section entitled “Portfolio Managers – Other Accounts.”

e.	As of July 31, 2026, Mr. Downing did not own any shares of the Fund with respect to the SAI section entitled “Portfolio Managers – Securities Ownership” as the Fund had not commenced operations prior to the date of this supplement.

Investors should retain this supplement for future reference.